SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2014 (November 3, 2014)

ICON VAPOR, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55284	46-1471251
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

11839 Sorrento Valley Road, Suite 907

San Diego, CA 92121

Tel. (858) 509-2783

(Address, including zip code, and telephone number, including area code,of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 3, 2014, Icon Vapor, Inc., a Nevada corporation (the “Company”) entered into an Asset Acquisition Agreement (the “Acquisition Agreement”) with Green Tree Syndicate, Inc., a California corporation (“Green Tree”) and the controlling shareholders of Green Tree (the “Green Tree Shareholders”). Pursuant to the Acquisition Agreement and subject to Closing, the Company shall acquire 100% of the shares of common stock of Green Tree from the Green Tree Shareholders (the “Green Tree Shares”) and in exchange shall issue 33,000,000 restricted shares of its common stock to the Green Tree Shareholders (the “Icon Vapor Shares”), which comprises 44.35% of the Company’s total number of issued and outstanding common stock calculated on a post-acquisition basis. As a result of the Acquisition Agreement and subject to Closing, Green Tree shall become a wholly-owned subsidiary of the Company. The Acquisition Agreement contains customary representations, warranties and conditions to closing. The closing of the Acquisition Agreement (the “Closing”) is expected to occur on December 3, 2014 (the “Closing Date”).

As a result of the Acquisition Agreement and subject to Closing:

(a) each outstanding Green Tree Share shall be converted into and became the right to receive a pro rata portion of the Icon Vapor Shares which equal the number of Green Tree Shares held by each Green Tree Shareholder. As a result of the Acquisition Agreement and subject to Closing, the Green Tree Shareholders shall own a total of 33,000,000 restricted shares of common stock of the Company.

(b) each of the Green Tree Shareholders shall be paid a pro rata portion of an aggregate purchase price equal to Two Million Dollars ($2,000,000) in cash from the proceeds of future financing.

A description of the specific terms and conditions of the Acquisition Agreement is set forth in the Acquisition Agreement, which is filed herewith as Exhibit 2.01 and incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE

Press Releases

On November 11, 2014, Icon Vapor, Inc. (the “Company”) issued a press release regarding the entry into an Asset Acquisition Agreement (the “Acquisition Agreement”) with Green Tree Syndicate, Inc., a California corporation (“Green Tree”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Limitation on Incorporation by Reference.

In accordance with General Instruction B.2 of Form 8−K, the information in this Form 8−K furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K includes statements that may constitute “forward-looking” statements, usually containing the words “believe”, “estimate”, “project”, “anticipate”, “expect” or similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.

ITEM 8.01. OTHER EVENTS

Change of Address

The Company changed the address of its executive offices to 11839 Sorrento Valley Road, Suite 907, San Diego, CA 92121.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements.

(d) Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit
2.01	Asset Acquisition Agreement by and among the Company, Green Tree, and the shareholders of Green Tree dated November 3, 2014 (1)

99.1	Press Release dated November 11, 2014 (1)

(1)	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICON VAPOR, INC.

Date: November 12, 2014	By:	/s/ Daniel Balsiger
By: Daniel Balsiger Its: Chief Executive Officer